Exhibit 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of COMPASS DIVERSIFIED HOLDINGS and COMPASS GROUP DIVERSIFIED HOLDINGS LLC on Form 10-Q for the period ended September 30, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ryan J. Faulkingham, Regular Trustee of Compass Diversified Holdings and Chief Financial Officer of Compass Group Diversified Holdings LLC, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 as amended; and

(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Compass Diversified Holdings and Compass Group Diversified Holdings, LLC.

Dated:	November 4, 2015	/s/ Ryan J. Faulkingham
Ryan J. Faulkingham
Regular Trustee, Compass Diversified Holdings and Chief Financial Officer, Compass Group Diversified Holdings LLC
The foregoing certification is being furnished to accompany Compass Diversified Holdings’ and Compass Group Diversified Holdings LLC’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2015 (the “Report”) solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed as part of the Report or as a separate disclosure document and shall not be deemed incorporated by reference into any other filing of Compass Diversified Holdings and Compass Group Diversified Holdings that incorporates the Report by reference. A signed original of this written certification required by Section 906 has been provided to Compass Diversified Holdings and Compass Group Diversified Holdings LLC and will be retained by Compass Diversified Holdings and Compass Group Diversified Holdings LLC and furnished to the Securities and Exchange Commission or its staff upon request.